                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported)
                                 May 27, 2000



                      Advanta Mortgage Loan Trust 2000-1
-               -----------------------------------------------
            (Exact name of registrant as specified in its charter)

             Nevada                 333-92669-02                 88-0360305
             ------                 ------------                 ----------
(State or Other Jurisdiction      (Commission File            (I.R.S. Employer
        of Incorporation)             Number)                Identification No.)


Attention: General Counsel
10790 Rancho Bernardo Drive
San Diego, California                                                  92127
-------------------------------------------------------------------------------
(Address of Principal Executive Offices)                           (Zip Code)

Registrant's telephone number,
including area code                                              (858) 676-3099
-------------------------------------------------------------------------------

                      Advanta Conduit Receivables, Inc.
                      ---------------------------------
            (Exact name of registrant as specified in its charter)

           Nevada                   333-92669                     88-0360305
           ------                   ---------                     ----------
(State or Other Jurisdiction    (Commission File              (I.R.S. Employer
        of Incorporation)           Number)                  Identification No.)


        (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

Description of the Certificates and the Mortgage Loans

            Advanta Conduit Receivables, Inc. (the "Registrant" or the "Sponsor") registered an issuance of $2,699,051,007.20 in principal amount of Mortgage Loan Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statement on Form S-3 (File No. 333-92669) (the "Registration Statement").

            Pursuant to the Registration Statement, the Sponsor formed Advanta Mortgage Loan Trust 2000-1 (the "Trust") which issued $400,000,000 in aggregate principal amount of its Mortgage Loan Asset-Backed Certificates (the "Certificates"), on May 24, 2000 (the "Closing Date").

            This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Certificates, the forms of which were filed as Exhibits to the Registration Statement.

            The Certificates were issued pursuant to a Pooling and Servicing Agreement (the "P&S Agreement") attached hereto as Exhibit 4.1, dated as of May 1, 2000, among the Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

            The primary assets of the Trust are two groups of sub-prime residential mortgage loans which were conveyed to the Trust on the Closing Date. As of the Closing Date, the Mortgage Loans had the characteristics described in the Prospectus dated December 28, 1999 and the Prospectus Supplement dated May 19, 2000 filed pursuant to Rule 424(b)(5) of the Act with the Commission. The Trust will also hold cash on deposit in a pre-funding account to be used for the sole purpose of purchasing additional mortgage loans on or before July 31, 2000.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable

(b) Not applicable

(c) Exhibits:

            1.1 Underwriting Agreement, dated May 19, 2000, between the Sponsor and Morgan Stanley & Co. Incorporated., as Representative of the Underwriters.

            4.1 Pooling and Servicing Agreement, dated May 1, 2000, among the Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

            4.2 Certificate Insurance Policy, dated May 24, 2000, and issued and delivered by Ambac Assurance Corporation.

            4.3 Conveyance Agreement, dated May 24, 2000, among Advanta National Bank, Advanta Finance Corp., Advanta Bank Corp. and Advanta Mortgage Corp. USA (collectively, the "Originators"), the Sponsor, and Bankers Trust Company of California, N.A., as Trustee.

            4.4 Mortgage Loan Transfer Agreement, dated May 1, 2000, among the Originators, the Sponsor and Bankers Trust Company of California, N.A., as Trustee.

            5.1 Opinion of Dewey Ballantine LLP regarding legality of the registered securities, dated as of May 24, 2000.*

            8.1 Opinion of Dewey Ballantine LLP regarding tax matters, dated as of May 24, 2000.*

            10.1 Indemnification Agreement, dated May 19, 2000, among Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc., Bear, Stearns & Co. Inc., and Prudential Securities Incorporated as Underwriters (the
"Underwriters") and Ambac Assurance Corporation, as Certificate Insurer.

            10.2 Guaranty, dated May 24, 2000, to Ambac Assurance Corporation and Morgan Stanley & Co. Incorporated as Representative of the Underwriters, issued by Advanta Mortgage Holding Company.

            10.3 Guaranty, dated May 24, 2000, to Ambac Assurance Corporation and Advanta Mortgage Loan Trust 2000-1 issued by Advanta Mortgage Holding Company.

            23.1 Consent of KPMG Inc. regarding financial statements of Ambac Assurance Corporation, and their report.*

            * Previously filed on Form 8-K filed with the Securities and Exchange Commission.

                                  SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              ADVANTA CONDUIT RECEIVABLES, INC.




                              By: /s/   Michael Coco
                                  ---------------------------------------
                                     Name:     Michael Coco
                                     Title:    Vice President

                              ADVANTA CONDUIT RECEIVABLES, INC.,
                              as Sponsor on behalf of Advanta Mortgage Loan Trust 2000-1

                              By: /s/   Michael Coco
                                  ---------------------------------------
                                     Name:     Michael Coco
                                     Title:    Vice President

Dated: May 27, 2000

                                EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------
    1.1        Underwriting Agreement, dated May 19, 2000, between the
               Sponsor and Morgan Stanley & Co. Incorporated., as
               Representative of the Underwriters.

    4.1 Pooling and Servicing Agreement, dated May 1, 2000, among the Sponsor, Advanta Mortgage Corp. USA, as Master Servicer, and Bankers Trust Company of California, N.A., as Trustee.

    4.2 Certificate Insurance Policy, dated May 24, 2000, and issued and delivered by Ambac Assurance Corporation.

    4.3        Conveyance Agreement, dated May 24, 2000, among Advanta
               National Bank, Advanta Finance Corp., Advanta Bank Corp. and
               Advanta Mortgage Corp. USA (collectively, the
               "Originators"), the Sponsor, and Bankers Trust Company of
               California, N.A., as Trustee.

    4.4 Mortgage Loan Transfer Agreement, dated May 1, 2000, among the Originators, the Sponsor and Bankers Trust Company of
               California, N.A., as Trustee.

    10.1       Indemnification Agreement, dated May 19, 2000, among Morgan
               Stanley & Co. Incorporated, Salomon Smith Barney Inc., Bear,
               Stearns & Co. Inc., and Prudential Securities Incorporated as Underwriters (the "Underwriters") and Ambac Assurance
               Corporation, as Certificate Insurer.

    10.2 Guaranty, dated May 24, 2000, to Ambac Assurance Corporation and Morgan Stanley & Co. Incorporated as Representative of the Underwriters, issued by Advanta Mortgage Holding Company.

    10.3       Guaranty, dated May 24, 2000, to Ambac Assurance Corporation and
               Advanta Mortgage Loan Trust 2000-1 issued by Advanta Mortgage
               Holding Company.

            * Previously filed on Form 8-K filed with the Securities and Exchange Commission.